EXHIBIT 99.1
                                 ------------

                 Computational Materials and/or ABS Term Sheet

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modelling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

STATEMENT REGARDING CBO PRICING

The security evaluation set forth above has been provided at your request as an accommodation to you. We believe it represents an estimate of value given stable market conditions and adequate time to work an order. However, by providing this information, we are not representing that such evaluation has been confirmed by actual trades or that a market exists or will exit for this security now or in the future. You should understand that our evaluation does not represent a bid by Bear Stearns or any other person and it may vary from the value Bear Stearns assigns such security while in our inventory. Additionally, you should consider that under adverse market conditions and/or deteriorating credit conditions in the collateral underlying the CBO, a distressed or forced sale of this instrument could result in proceeds that are far less than the evaluation provided.

-------------------------------------------------------------------------------
BEAR                              FASTrader                    03/22/2005 12:45
STEARNS                       CWALT-513CB F1 (A1)                        etanor
                                                                    Page 1 of 1
-------------------------------------------------------------------------------


-----------------------------------------------------------------------
                        CWALT-513CB F1 (A1)
-----------------------------------------------------------------------
Dated Date:       3/1/05        Pricing
Trade Date:       1/1/01       WAC:  .00
Settle Date:      3/24/05      WAM:  .00
Date of 1st CF:   4/25/05      Type:
                           ---------------------
Pmts Per Year:                  Collateral
                           ---------------------
Manager:                   Cumulative Prepayment
Face:             .00
Speed Assumpt.:
-------------------------
   Monthly Prepayment
     Date  PSA  CPR
-----------------------------------------------------------------------
                           Deal Comments
-----------------------------------------------------------------------
                          Tranche Details
     Des:          F1               P-Des:        F1
     Cusip:                         Description:  Floater
     Orig. Bal:    413,200,000.00   Current Bal:  413,200,000.00
     Factor:       1.00             As of:        1/1/01
     Coupon:       3.19             Cpn Mult.:
     Cap:                           Floor.:
     Last Reset:   1/1/01           Next Reset:   4/22/05
     Delay Days:   0                Stated Mat:
     Current Pac:                   Original Pac:
     S&P:                           Fitch:
     Moody:                         Duff:
-----------------------------------------------------------------------
                          Coupon Formulas
-----------------------------------------------------------------------
Formula
-----------------------------------------------------------------------
1.0000 x 1-mo LIBOR + 0.5000 Cap 5.5000 @ 5.0000 Floor 0.5000 @ -0.0000
USD Swap  1mo   3mo   6mo   1yr   2yr   3yr   4yr   5yr   6yr   7yr
-----------------------------------------------------------------------
          2.85  3.06  3.32  3.72  4.11  4.32  4.47  4.58  4.67  4.74
-----------------------------------------------------------------------
USD Swap  8yr   9yr   10yr  11yr  12yr  13yr  14yr  15yr  20yr  30yr
-----------------------------------------------------------------------
          4.81  4.87  4.93  4.98  5.03  5.06  5.10  5.14  5.23  5.28
-----------------------------------------------------------------------



                           Settlement Date: 3/30/2005 Valuation Date: 3/22/2005 Yield Curve: USD Swap
--------------------------------------------------------------------------------------------------------------------------------
                                                             Results
--------------------------------------------------------------------------------------------------------------------------------
             1M_LIB        2.69000    2.69000                2.69000               2.69000                2.69000
             Prepay           0% CPR  CWALT-513CB/V50 ACPR  CWALT-513CB/V100 ACPR  CWALT-513CB/V150 ACPR  CWALT-513CB/V200 ACPR
--------------------------------------------------------------------------------------------------------------------------------
Price   98.8037500  Yield      3.30                   3.42                   3.60                   3.78                   3.96
--------------------------------------------------------------------------------------------------------------------------------
Price   98.9287500  Yield      3.29                   3.40                   3.56                   3.72                   3.88
--------------------------------------------------------------------------------------------------------------------------------
Price   99.0537500  Yield      3.28                   3.38                   3.52                   3.66                   3.80
--------------------------------------------------------------------------------------------------------------------------------
Price   99.1787500  Yield      3.27                   3.36                   3.48                   3.60                   3.72
--------------------------------------------------------------------------------------------------------------------------------
Price   99.3037500  Yield      3.26                   3.33                   3.44                   3.54                   3.64
--------------------------------------------------------------------------------------------------------------------------------
Price   99.4287500  Yield      3.25                   3.31                   3.40                   3.48                   3.56
--------------------------------------------------------------------------------------------------------------------------------
Price   99.5537500  Yield      3.24                   3.29                   3.36                   3.42                   3.49
--------------------------------------------------------------------------------------------------------------------------------

                                         --------------------------------------
                                         Vector Name         Vector Description
                                         --------------------------------------
                                         CWALT-513CB/V200    **SEE ATTACHED**
                                         --------------------------------------
                                         CWALT-513CB/V100    **SEE ATTACHED**
                                         --------------------------------------
                                         CWALT-513CB/V50     **SEE ATTACHED**
                                         --------------------------------------
                                         CWALT-513CB/V150    **SEE ATTACHED**
                                         --------------------------------------

                                    --------------------------------------------------------
                                    Security               % of Orig. Bal     Face Value
                                    --------------------------------------------------------
                                    CWALT-513CB F1 (A1)    100.00             413,200,000.00
                                    --------------------------------------------------------


                                    *** Vectors have been used in one or more scenarios. ***
                          *** Please see attached document for detailed scenario assumptions used. ***



[GRAPHIC OMITTED] This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.



-------------------------------------------------------------------------------
BEAR                              FASTrader                    03/22/2005 12:51
STEARNS                       CWALT-513CB S1 (A2)                        etanor
                                                                    Page 1 of 1
-------------------------------------------------------------------------------



               CWALT-513CB S1 (A2)
Dated Date:       3/1/05        Pricing
Trade Date:       1/1/01       WAC: .00
Settle Date:      3/24/05      WAM: .00
Date of 1st CF:   4/25/05      Type:
                           ---------------------
Pmts Per Year:                  Collateral
                           ---------------------
Manager:                   Cumulative Prepayment
Face:             .00
Speed Assumpt.:
-------------------------
   Monthly Prepayment
     Date  PSA  CPR
-----------------------------------------------------------------------
                           Deal Comments
-----------------------------------------------------------------------
                          Tranche Details
     Des:         S1                P-Des:        S1
     Cusip:                         Description:  Inverse
     Orig. Bal:   413,200,000.00    Current Bal:  413,200,000.00
     Factor:      1.00              As of:        1/1/01
     Coupon:      2.31              Cpn Mult.:
     Cap:                           Floor.:
     Last Reset:  1/1/01            Next Reset:   4/22/05
     Delay Days:  0                 Stated Mat:
     Current Pac:                   Original Pac:
     S&P:                           Fitch:
     Moody:                         Duff:
-----------------------------------------------------------------------
                          Coupon Formulas
-----------------------------------------------------------------------
Formula
-----------------------------------------------------------------------
-1.0000 x 1-mo LIBOR + 5.0000 Cap 5.0000 @ 0.0000 Floor 0.0000 @ 5.0000
-----------------------------------------------------------------------
USD Swap  1mo   3mo   6mo   1yr   2yr   3yr   4yr   5yr   6yr   7yr
-----------------------------------------------------------------------
          2.85  3.06  3.32  3.72  4.11  4.32  4.47  4.58  4.67  4.75
-----------------------------------------------------------------------
USD Swap  8yr   9yr   10yr  11yr  12yr  13yr  14yr  15yr  20yr  30yr
-----------------------------------------------------------------------
          4.82  4.88  4.94  4.98  5.03  5.07  5.10  5.14  5.24  5.29
-----------------------------------------------------------------------



                            Settlement Date: 3/30/2005 Valuation Date: 3/22/2005 Yield Curve: USD Swap
----------------------------------------------------------------------------------------------------------------------------------
                                                              Results
----------------------------------------------------------------------------------------------------------------------------------
         1M_LIB           2.69000     2.69000               2.69000                 2.69000                 2.69000
         Prepay               0% CPR  CWALT-513CB/V50 ACPR  CWALT-513CB/V100 ACPR   CWALT-513CB/V150 ACPR   CWALT-513CB/V200 ACPR
----------------------------------------------------------------------------------------------------------------------------------
Price   1.9062500   Yield     153.67                140.09                 125.46                  109.39                   91.74
----------------------------------------------------------------------------------------------------------------------------------
Price   2.0312500   Yield     141.86                128.45                 113.92                   97.86                   80.18
----------------------------------------------------------------------------------------------------------------------------------
Price   2.1562500   Yield     131.70                118.41                 103.96                   87.89                   70.15
----------------------------------------------------------------------------------------------------------------------------------
Price   2.2812500   Yield     122.85                109.68                  95.29                   79.17                   61.36
----------------------------------------------------------------------------------------------------------------------------------
Price   2.4062500   Yield     115.09                102.02                  87.67                   71.48                   53.59
----------------------------------------------------------------------------------------------------------------------------------
Price   2.5312500   Yield     108.23                 95.25                  80.91                   64.64                   46.65
----------------------------------------------------------------------------------------------------------------------------------
Price   2.6562500   Yield     102.13                 89.21                  74.89                   58.52                   40.43
----------------------------------------------------------------------------------------------------------------------------------

                                         --------------------------------------
                                         Vector Name         Vector Description
                                         --------------------------------------
                                         CWALT-513CB/V200    **SEE ATTACHED**
                                         --------------------------------------
                                         CWALT-513CB/V100    **SEE ATTACHED**
                                         --------------------------------------
                                         CWALT-513CB/V50     **SEE ATTACHED**
                                         --------------------------------------
                                         CWALT-513CB/V150    **SEE ATTACHED**
                                         --------------------------------------

                                    --------------------------------------------------------
                                    Security               % of Orig. Bal     Face Value
                                    --------------------------------------------------------
                                    CWALT-513CB S1 (A2)    100.00             413,200,000.00
                                    --------------------------------------------------------
                                     *** Vectors have been used in one or more scenarios. ***
                           *** Please see attached document for detailed scenario assumptions used. ***


[GRAPHIC OMITTED] This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.


-------------------------------------------------------------------------------
BEAR                              FASTrader                    03/22/2005 12:52
STEARNS                       CWALT-513CB B (A4)                         etanor
                                                                    Page 1 of 1
-------------------------------------------------------------------------------

-----------------------------------------------------------------------
                        CWALT-513CB B (A4)
Dated Date:       3/1/05        Pricing
Trade Date:       1/1/01       WAC:  .00
Settle Date:     3/24/05       WAM:  .00
Date of 1st CF:  4/25/05       Type:
                           ---------------------
Pmts Per Year:                  Collateral
                           ---------------------
Manager:                   Cumulative Prepayment
Face:             .00
Speed Assumpt.:
-------------------------
   Monthly Prepayment
     Date  PSA  CPR
-----------------------------------------------------------------------
                            Deal Comments
-----------------------------------------------------------------------
                           Tranche Details
     Des:          B                P-Des:        B
     Cusip:                         Description:  SENIOR
     Orig. Bal:    8,957,000.00     Current Bal:  8,957,000.00
     Factor:       1.00             As of:        1/1/01
     Coupon:       5.50             Cpn Mult.:
     Cap:                           Floor.:
     Last Reset:   1/1/01           Next Reset:   1/1/01
     Delay Days:   24               Stated Mat:
     Current Pac:                   Original Pac:
     S&P:                           Fitch:
     Moody:                         Duff:
-----------------------------------------------------------------------
                          Coupon Formulas
                              Formula
-----------------------------------------------------------------------
USD Swap  1mo   3mo   6mo   1yr   2yr   3yr   4yr   5yr   6yr   7yr
-----------------------------------------------------------------------
          2.85  3.06  3.32  3.72  4.11  4.32  4.47  4.58  4.67  4.74
-----------------------------------------------------------------------
USD Swap  8yr   9yr   10yr  11yr  12yr  13yr  14yr  15yr  20yr  30yr
-----------------------------------------------------------------------
          4.81  4.88  4.93  4.98  5.03  5.07  5.10  5.14  5.23  5.29
-----------------------------------------------------------------------


                            Settlement Date: 3/30/2005 Valuation Date: 3/22/2005 Yield Curve: USD Swap
----------------------------------------------------------------------------------------------------------------------------------
                                                              Results
----------------------------------------------------------------------------------------------------------------------------------
          Prepay             0% CPR   CWALT-513CB/V50 ACPR   CWALT-513CB/V100 ACPR  CWALT-513CB/V150 ACPR    CWALT-513CB/V200 ACPR
----------------------------------------------------------------------------------------------------------------------------------
Price   96.4410000  Yield      5.81                   5.83                    5.95                   6.23                     6.46
----------------------------------------------------------------------------------------------------------------------------------
Price   96.5660000  Yield      5.80                   5.82                    5.93                   6.20                     6.42
----------------------------------------------------------------------------------------------------------------------------------
Price   96.6910000  Yield      5.79                   5.81                    5.91                   6.18                     6.39
----------------------------------------------------------------------------------------------------------------------------------
Price   96.8160000  Yield      5.78                   5.80                    5.90                   6.15                     6.35
----------------------------------------------------------------------------------------------------------------------------------
Price   96.9410000  Yield      5.77                   5.79                    5.88                   6.12                     6.32
----------------------------------------------------------------------------------------------------------------------------------
Price   97.0660000  Yield      5.76                   5.77                    5.87                   6.10                     6.28
----------------------------------------------------------------------------------------------------------------------------------
Price   97.1910000  Yield      5.75                   5.76                    5.85                   6.07                     6.25
----------------------------------------------------------------------------------------------------------------------------------

                                         --------------------------------------
                                         Vector Name         Vector Description
                                         --------------------------------------
                                         CWALT-513CB/V200    **SEE ATTACHED**
                                         --------------------------------------
                                         CWALT-513CB/V100    **SEE ATTACHED**
                                         --------------------------------------
                                         CWALT-513CB/V50     **SEE ATTACHED**
                                         --------------------------------------
                                         CWALT-513CB/V150    **SEE ATTACHED**
                                         --------------------------------------

                                    ------------------------------------------------------
                                    Security               % of Orig. Bal     Face Value
                                    ------------------------------------------------------
                                    CWALT-513CB B (A4)     100.00             8,957,000.00
                                    ------------------------------------------------------


                                     *** Vectors have been used in one or more scenarios. ***
                           *** Please see attached document for detailed scenario assumptions used. ***




[GRAPHIC OMITTED] This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

-------------------------------------------------------------------------------
BEAR                              FASTrader                    03/22/2005 12:43
STEARNS                       CWALT-513CB D (A6)                         etanor
                                                                    Page 1 of 1
-------------------------------------------------------------------------------

-----------------------------------------------------------------------
                       CWALT-513CB D (A6)
Dated Date:       3/1/05        Pricing
Trade Date:       1/1/01       WAC:  .00
Settle Date:      3/24/05      WAM:  .00
Date of 1st CF:   4/25/05      Type:
                           ---------------------
Pmts Per Year:                  Collateral
                           ---------------------
Manager:                   Cumulative Prepayment
Face:             .00
Speed Assumpt.:
-------------------------
   Monthly Prepayment
     Date  PSA  CPR
-----------------------------------------------------------------------
                           Deal Comments
-----------------------------------------------------------------------
                          Tranche Details
     Des:          D                P-Des:        D
     Cusip:                         Description:  SENIOR
     Orig. Bal:    20,000,000.00    Current Bal:  20,000,000.00
     Factor:       1.00             As of:        1/1/01
     Coupon:       5.25             Cpn Mult.:
     Cap:                           Floor.:
     Last Reset:   1/1/01           Next Reset:   1/1/01
     Delay Days:   24               Stated Mat:
     Current Pac:                   Original Pac:
     S&P:                           Fitch:
     Moody:                         Duff:
-----------------------------------------------------------------------
                           Coupon Formulas
                               Formula
-----------------------------------------------------------------------
USD Swap  1mo   3mo   6mo   1yr   2yr   3yr   4yr   5yr   6yr   7yr
-----------------------------------------------------------------------
          2.85  3.06  3.32  3.72  4.11  4.32  4.47  4.58  4.67  4.74
-----------------------------------------------------------------------
USD Swap  8yr   9yr   10yr  11yr  12yr  13yr  14yr  15yr  20yr  30yr
-----------------------------------------------------------------------
          4.81  4.87  4.93  4.98  5.03  5.06  5.10  5.14  5.23  5.29
-----------------------------------------------------------------------



                            Settlement Date: 3/30/2005 Valuation Date: 3/22/2005 Yield Curve: USD Swap
----------------------------------------------------------------------------------------------------------------------------------
                                                              Results
----------------------------------------------------------------------------------------------------------------------------------
          Prepay             0% CPR   CWALT-513CB/V50 ACPR   CWALT-513CB/V100 ACPR   CWALT-513CB/V150 ACPR  CWALT-513CB/V200 ACPR
----------------------------------------------------------------------------------------------------------------------------------
Price   97.6250000  Yield      5.46                   5.47                    5.51                    5.70                   5.84
----------------------------------------------------------------------------------------------------------------------------------
Price   97.7500000  Yield      5.45                   5.46                    5.50                    5.67                   5.81
----------------------------------------------------------------------------------------------------------------------------------
Price   97.8750000  Yield      5.44                   5.45                    5.49                    5.65                   5.78
----------------------------------------------------------------------------------------------------------------------------------
Price   98.0000000  Yield      5.43                   5.44                    5.47                    5.62                   5.74
----------------------------------------------------------------------------------------------------------------------------------
Price   98.1250000  Yield      5.42                   5.43                    5.46                    5.60                   5.71
----------------------------------------------------------------------------------------------------------------------------------
Price   98.2500000  Yield      5.41                   5.42                    5.45                    5.58                   5.68
----------------------------------------------------------------------------------------------------------------------------------
Price   98.3750000  Yield      5.41                   5.41                    5.43                    5.55                   5.64
----------------------------------------------------------------------------------------------------------------------------------

                                         --------------------------------------
                                         Vector Name         Vector Description
                                         --------------------------------------
                                         CWALT-513CB/V200    **SEE ATTACHED**
                                         --------------------------------------
                                         CWALT-513CB/V100    **SEE ATTACHED**
                                         --------------------------------------
                                         CWALT-513CB/V50     **SEE ATTACHED**
                                         --------------------------------------
                                         CWALT-513CB/V150    **SEE ATTACHED**
                                         --------------------------------------

                                    ----------------------------------------------------
                                    Security               % of Orig. Bal     Face Value
                                    ----------------------------------------------------
                                    CWALT-513CB D (A6)     100.00             20,000,000.00
                                    ----------------------------------------------------

                                     *** Vectors have been used in one or more scenarios. ***
                           *** Please see attached document for detailed scenario assumptions used. ***





[GRAPHIC OMITTED] This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.


-------------------------------------------------------------------------------
BEAR                              FASTrader                    03/22/2005 12:38
STEARNS                       CWALT-513CB L (A8)                         etanor
                                                                    Page 1 of 1
-------------------------------------------------------------------------------

-----------------------------------------------------------------------
                       CWALT-513CB L (A8)
-----------------------------------------------------------------------
Dated Date:       3/1/05        Pricing
Trade Date:       1/1/01       WAC:  .00
Settle Date:      3/24/05      WAM:  .00
Date of 1st CF:   4/25/05      Type:
                           ---------------------
Pmts Per Year:                  Collateral
                           ---------------------
Manager:                   Cumulative Prepayment
Face:             .00
Speed Assumpt.:
-------------------------
   Monthly Prepayment
     Date  PSA  CPR
-----------------------------------------------------------------------
                           Deal Comments
-----------------------------------------------------------------------
                         Tranche Details
     Des:          L                P-Des:        L
     Cusip:                         Description:  NAS
     Orig. Bal:    73,700,000.00    Current Bal:  73,700,000.00
     Factor:       1.00             As of:        1/1/01
     Coupon:       5.50             Cpn Mult.:
     Cap:                           Floor.:
     Last Reset:   1/1/01           Next Reset:   1/1/01
     Delay Days:   24               Stated Mat:
     Current Pac:                   Original Pac:
     S&P:                           Fitch:
     Moody:                         Duff:
-----------------------------------------------------------------------
                          Coupon Formulas
                              Formula
-----------------------------------------------------------------------
USD Swap  1mo   3mo   6mo   1yr   2yr   3yr   4yr   5yr   6yr   7yr
-----------------------------------------------------------------------
          2.85  3.06  3.32  3.72  4.11  4.32  4.46  4.58  4.67  4.74
-----------------------------------------------------------------------
USD Swap  8yr   9yr   10yr  11yr  12yr  13yr  14yr  15yr  20yr  30yr
-----------------------------------------------------------------------
          4.81  4.88  4.93  4.98  5.03  5.07  5.10  5.14  5.23  5.29
-----------------------------------------------------------------------




                               Settlement Date: 3/30/2005 Valuation Date: 3/22/2005 Yield Curve: USD Swap
----------------------------------------------------------------------------------------------------------------------------------
                                                              Results
----------------------------------------------------------------------------------------------------------------------------------
            Prepay           0% CPR  CWALT-513CB/V50 ACPR   CWALT-513CB/V100 ACPR  CWALT-513CB/V150 ACPR     CWALT-513CB/V200 ACPR
----------------------------------------------------------------------------------------------------------------------------------
Price   98.8125000  Yield      5.63                  5.65                    5.67                   5.68                      5.73
----------------------------------------------------------------------------------------------------------------------------------
Price   98.9375000  Yield      5.62                  5.64                    5.65                   5.67                      5.70
----------------------------------------------------------------------------------------------------------------------------------
Price   99.0625000  Yield      5.61                  5.63                    5.64                   5.65                      5.68
----------------------------------------------------------------------------------------------------------------------------------
Price   99.1875000  Yield      5.60                  5.61                    5.62                   5.63                      5.65
----------------------------------------------------------------------------------------------------------------------------------
Price   99.3125000  Yield      5.59                  5.60                    5.60                   5.61                      5.63
----------------------------------------------------------------------------------------------------------------------------------
Price   99.4375000  Yield      5.58                  5.58                    5.59                   5.59                      5.60
----------------------------------------------------------------------------------------------------------------------------------
Price   99.5625000  Yield      5.57                  5.57                    5.57                   5.57                      5.58
----------------------------------------------------------------------------------------------------------------------------------

                                         --------------------------------------
                                         Vector Name         Vector Description
                                         --------------------------------------
                                         CWALT-513CB/V200    **SEE ATTACHED**
                                         --------------------------------------
                                         CWALT-513CB/V100    **SEE ATTACHED**
                                         --------------------------------------
                                         CWALT-513CB/V50     **SEE ATTACHED**
                                         --------------------------------------
                                         CWALT-513CB/V150    **SEE ATTACHED**
                                         --------------------------------------

                                    ----------------------------------------------------
                                    Security               % of Orig. Bal     Face Value
                                    ----------------------------------------------------
                                    CWALT-513CB L (A8)     100.00             73,700,000.00
                                    ----------------------------------------------------

                                     *** Vectors have been used in one or more scenarios. ***
                           *** Please see attached document for detailed scenario assumptions used. ***



[GRAPHIC OMITTED] This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

-------------------------------------------------------------------------------
BEAR                              FASTrader                    03/22/2005 12:40
STEARNS                       CWALT-513CB L (A8)                         etanor
                                                                    Page 1 of 1
-------------------------------------------------------------------------------

-----------------------------------------------------------------------
                        CWALT-513CB L (A8)
-----------------------------------------------------------------------
Dated Date:       3/1/05        Pricing
Trade Date:       1/1/01       WAC:  .00
Settle Date:      3/24/05      WAM:  .00
Date of 1st CF:   4/25/05      Type:
                           ---------------------
Pmts Per Year:                  Collateral
                           ---------------------
Manager:                   Cumulative Prepayment
Face:             .00
Speed Assumpt.:
-------------------------
   Monthly Prepayment
     Date  PSA  CPR
-----------------------------------------------------------------------
                           Deal Comments
-----------------------------------------------------------------------
                          Tranche Details

     Des:          L                P-Des:        L
     Cusip:                         Description:  NAS
     Orig. Bal:    73,700,000.00    Current Bal:  73,700,000.00
     Factor:       1.00             As of:        1/1/01
     Coupon:       5.50             Cpn Mult.:
     Cap:                           Floor.:
     Last Reset:   1/1/01           Next Reset:   1/1/01
     Delay Days:   24               Stated Mat:
     Current Pac:                   Original Pac:
     S&P:                           Fitch:
     Moody:                         Duff:
-----------------------------------------------------------------------
                           Coupon Formulas
                               Formula
-----------------------------------------------------------------------
USD Swap  1mo   3mo   6mo   1yr   2yr   3yr   4yr   5yr   6yr   7yr
-----------------------------------------------------------------------
          2.85  3.06  3.32  3.72  4.11  4.32  4.46  4.58  4.67  4.74
-----------------------------------------------------------------------
USD Swap  8yr   9yr   10yr  11yr  12yr  13yr  14yr  15yr  20yr  30yr
-----------------------------------------------------------------------
          4.81  4.88  4.93  4.98  5.03  5.07  5.10  5.14  5.23  5.29
-----------------------------------------------------------------------


                            Settlement Date: 3/30/2005 Valuation Date: 3/22/2005 Yield Curve: USD Swap
----------------------------------------------------------------------------------------------------------------------------------
                                                              Results
            Prepay           0% CPR  CWALT-513CB/V50 ACPR   CWALT-513CB/V100 ACPR   CWALT-513CB/V150 ACPR   CWALT-513CB/V200 ACPR
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Price   99.1250000  Yield      5.61                  5.62                    5.63                    5.64                    5.67
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Price   99.2500000  Yield      5.60                  5.61                    5.61                    5.62                    5.64
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Price   99.3750000  Yield      5.59                  5.59                    5.60                    5.60                    5.61
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Price   99.5000000  Yield      5.57                  5.58                    5.58                    5.58                    5.59
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Price   99.6250000  Yield      5.56                  5.56                    5.56                    5.56                    5.57
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Price   99.7500000  Yield      5.55                  5.55                    5.55                    5.55                    5.54
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Price   99.8750000  Yield      5.54                  5.54                    5.53                    5.53                    5.52
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                                         --------------------------------------
                                         Vector Name         Vector Description
                                         --------------------------------------
                                         CWALT-513CB/V200    **SEE ATTACHED**
                                         --------------------------------------
                                         CWALT-513CB/V100    **SEE ATTACHED**
                                         --------------------------------------
                                         CWALT-513CB/V50     **SEE ATTACHED**
                                         --------------------------------------
                                         CWALT-513CB/V150    **SEE ATTACHED**
                                         --------------------------------------

                                    -------------------------------------------------------
                                    Security               % of Orig. Bal     Face Value
                                    -------------------------------------------------------
                                    CWALT-513CB L (A8)     100.00             73,700,000.00
                                    -------------------------------------------------------

                                     *** Vectors have been used in one or more scenarios. ***
                           *** Please see attached document for detailed scenario assumptions used. ***



[GRAPHIC OMITTED] This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.
